================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   December 10, 1998
                                                      ----------------------


                      SECURITY CAPITAL GROUP INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-13355                                   36-3692698
-----------------------------------      ---------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)



  125 Lincoln Avenue, Santa Fe, New Mexico               87501
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)            (Zip Code)


                                 (505) 982-9292
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



================================================================================

Item 5. Other Events

     On December 10, 1998, the Board of Directors of Security Capital Group Incorporated ("Security Capital") amended the Bylaws of Security Capital (the "Bylaw Amendments"). The Bylaw Amendments are filed as an exhibit hereto and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit
  No.    Document Description
-------  --------------------
3.1      Bylaw Amendments of Security Capital.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SECURITY CAPITAL GROUP INCORPORATED



Dated: December 21, 1998            By:  /s/ JEFFREY A. KLOPF
                                         ----------------------------------
                                         Jeffrey A. Klopf
                                         Senior Vice President and Secretary

                               INDEX TO EXHIBITS

Exhibit
   No.   Document Description
-------------------------------------------------------------------------------
3.1      Bylaw Amendments of Security Capital Group Incorporated.